Exhibit 99.1

Merriman Curhan Ford 5th Annual Investor Summit David A. Eichinger Chief Financial Officer September 16, 2008 Cleanly Unlocking the Value of Coal

Page 2 Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation ("Synthesis" or the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our early stage of development, our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the limited history and viability of our technology, our results of operations in foreign countries, our ability to diversify, our ability to maintain production from our first plant in the Hai Hua project, and the sufficiency of our internal controls and procedures. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Page 3 SES - A Global Industrial Gasification Company Our business is to build, own and operate gasification plants in China, the U.S. and ultimately worldwide: Hai Hua Plant Initial syngas sales February 2008 Pure-play gasification company with first mover advantage Demonstrated ability to implement unique technology with first project complete and producing syngas Second project under construction and other projects in advanced development Scalable projects offer increased geographic flexibility and attractive financial returns Highly experienced management team with a track record of success

Page 4 Overview of the Gasification Process Gasification is a proven process that converts solid hydrocarbon fuels into synthesis gas ("syngas"), which can be used to produce valuable chemical and motor fuel products. Coal Biomass Limits production of harmful emissions (CO2, SOx, NOx and particulates) Produces useful chemical byproducts (O2, N2 and steam) Syngas (CO, Hydrogen) Power Generation Syngas, DME, SNG Transportation Fuels Gasifier Gasoline, Methanol, DME, FT Diesel Ammonia, Urea Coal Biomass Limits production of regulated emissions (SOx, NOx and particulates) Creates a capturable CO2 stream Syngas (CO, Hydrogen) Agriculture Power Generation Syngas, DME, SNG Transportation Fuels Gasifier

History and Milestones 2004 2005 2006 2007 December 2006: Hai Hua groundbreaking 2008 June 2007: Golden Concord groundbreaking November 2007: Began trading as SYMX on the NASDAQ May 2006: Board appoints Tim Vail, CEO and David Eichinger, CFO May 2005 Private Placement: $5mm at $2.50 per share August 2006 Private Placement: $16mm at $5.25 per share November 2003: SES formed Page 5 November 2007 Equity Offering: $54mm at $9.00 per share July 2006: SES signs JV agreement with Hai Hua Coal & Chemical Co. May 2008: Robert Rigdon joins, SVP Global Operations March 2007: Close of $12mm financing for Hai Hua from Industrial and Commercial Bank of China January 2004: SES acquires rights for U-GAS(r) technology license from Gasification Technology Institute (GTI) April 2005: SES becomes publicly traded through a reverse merger April 2008: SES and CONSOL Energy complete the feasibility and initial engineering studies for U.S. project June 2008 Equity Offering : $100mm at $9.25 per share February 2008: First syngas sales from Hai Hua plant July 2008: SES and CONSOL Energy fund FEED study for U.S. project and announce public financing and tax incentives for the project

Our Global Presence YIMA Henan Province (under development) Hai Hua Zaozhuang City (operating) Chinese Headquarters Shanghai Golden Concord Inner Mongolia (under construction) CONSOL West Virginia (under development) Corporate Headquarters Houston, Texas Hai Hua Gasification Plant Location: Zaozhuang City, China Capacity: 28,000 standard m3/hour syngas MW (equivalent): 25MW Cost: $36.3 million Construction: December 2006 to October 2007 Syngas Production: January 2008 Syngas Sales: February 2008 Page 6 North American Coal Mississippi (under development)

U-GAS(r) ^ A True Technology Advantage Exclusive global license to manufacture, make, use and sell U-GAS(r) gasification systems with both coal and coal/biomass blends Term of 10 years with option for two additional 10 year periods Exclusive License Scalability Smaller scale allows faster construction at lower capital costs Increased geographic flexibility and the ability to construct in close proximity to coal sources and customers Fuel Flexibility Unique ability to efficiently gasify a wide range of globally abundant fuels, including low-rank waste coals, biomass and wastes Use of low-cost fuels delivers superior project returns Proven Technology Developed by the Gas Technology Institute over the past 30 years SES possesses significant proprietary "know-how" and engineering capabilities and continues to improve on the technology (6 patents pending) Page 7 Maintenance & Reliability Lower operating temperatures reduce maintenance costs and facility downtime Redundant systems provide increased availability

Coal Provides an Attractive Cost Advantage Over Other Energy Commodities Gasoline Natural Gas Low Rank Coal 6/5/1998 4.13 2.3 0.26 6/12/1998 3.97 2.33 0.25 6/19/1998 3.93 2.46 0.25 6/26/1998 3.92 2.51 0.25 7/3/1998 3.66 2.5 0.25 7/10/1998 3.88 2.43 0.25 7/17/1998 3.81 2.37 0.26 7/24/1998 3.7 2.32 0.24 7/31/1998 3.73 2.26 0.26 8/7/1998 3.75 2.25 0.26 8/14/1998 3.66 2.25 0.26 8/21/1998 3.58 2.26 0.24 8/28/1998 3.59 2.13 0.26 9/4/1998 3.75 2.17 0.27 9/11/1998 3.78 2.21 0.27 9/18/1998 3.92 2.33 0.26 9/25/1998 3.94 2.3 0.26 10/2/1998 3.95 2.32 0.26 10/9/1998 3.81 2.27 0.27 10/16/1998 3.75 2.24 0.26 10/23/1998 3.72 2.28 0.25 10/30/1998 3.76 2.25 0.23 11/6/1998 3.67 2.35 0.25 11/13/1998 3.63 2.32 0.26 11/20/1998 3.53 2.2 0.26 11/27/1998 3.31 2.19 0.26 12/4/1998 3.24 2.08 0.25 12/11/1998 3.23 2.01 0.25 12/18/1998 3.2 2.08 0.25 12/25/1998 3.16 1.98 0.25 1/1/1999 3.26 2.03 0.25 1/8/1999 3.39 1.98 0.25 1/15/1999 3.21 1.99 0.25 1/22/1999 3.25 1.99 0.25 1/29/1999 3.32 2.02 0.26 2/5/1999 3.17 2.04 0.25 2/12/1999 3.12 2.04 0.25 2/19/1999 3.11 2 0.25 2/26/1999 3.51 1.95 0.25 3/5/1999 3.44 2.09 0.25 3/12/1999 3.61 2.03 0.25 3/19/1999 3.76 2 0.25 3/26/1999 3.93 2.12 0.25 4/2/1999 3.99 2.23 0.25 4/9/1999 3.97 2.27 0.25 4/16/1999 4.08 2.31 0.25 4/23/1999 4.08 2.38 0.25 4/30/1999 4.2 2.39 0.25 5/7/1999 4.12 2.43 0.26 5/14/1999 4.12 2.45 0.26 5/21/1999 4.02 2.41 0.25 5/28/1999 3.89 2.49 0.26 6/4/1999 4.01 2.54 0.26 6/11/1999 4.24 2.5 0.26 6/18/1999 4.21 2.45 0.26 6/25/1999 4.26 2.42 0.26 7/2/1999 4.55 2.41 0.26 7/9/1999 4.61 2.37 0.26 7/16/1999 4.72 2.41 0.26 7/23/1999 4.72 2.61 0.26 7/30/1999 4.8 2.56 0.27 8/6/1999 4.81 2.64 0.27 8/13/1999 4.83 2.67 0.26 8/20/1999 4.93 2.8 0.26 8/27/1999 4.84 2.78 0.26 9/3/1999 4.91 2.57 0.27 9/10/1999 5.12 2.72 0.27 9/17/1999 5.1 2.67 0.27 9/24/1999 5.21 2.74 0.27 10/1/1999 5.17 2.68 0.27 10/8/1999 4.69 2.63 0.27 10/15/1999 5.04 2.77 0.27 10/22/1999 5.15 2.78 0.27 10/29/1999 4.96 2.67 0.27 11/5/1999 5.07 2.65 0.27 11/12/1999 5.27 2.55 0.28 11/19/1999 5.52 2.5 0.27 11/26/1999 5.57 2.39 0.26 12/3/1999 5.4 2.39 0.25 12/10/1999 5.33 2.49 0.25 12/17/1999 5.59 2.57 0.25 12/24/1999 5.5 2.45 0.26 12/31/1999 5.37 2.44 0.25 1/7/2000 5.33 2.38 0.25 1/14/2000 5.49 2.47 0.25 1/21/2000 5.68 2.59 0.26 1/28/2000 5.61 2.59 0.25 2/4/2000 5.82 2.67 0.25 2/11/2000 5.89 2.69 0.25 2/18/2000 5.85 2.75 0.25 2/25/2000 6.09 2.75 0.26 3/3/2000 6.24 2.93 0.26 3/10/2000 6.23 2.92 0.26 3/17/2000 6.07 2.92 0.25 3/24/2000 6.03 2.95 0.25 3/31/2000 6 3 0.25 4/7/2000 5.65 3.02 0.25 4/14/2000 5.6 3.11 0.25 4/21/2000 5.83 3.12 0.25 Historical U.S. commodity prices Source: Bloomberg. Powder River Basin Coal 8800 (ticker: COALPWDR) 2,000 lbs/ton and 8,800 BTU / lb. NYMEX gasoline 12-month strip, NYMEX unleaded gasoline contract until March 30, 2007, NYMEX RBOB gasoline contract after March 30, 2007 (tickers: NRGSHU12, NYMEX unleaded gasoline 12-month strip and NRGSRB12 NYMEX RBOB gasoline 12-month strip) assuming 5.2 mm BTU/Bbl. NYMEX Natural gas 12 month strip (ticker: NRGSNG12) 1 mm BTU as of 5/30/2008. Page 8 $11.72 $0.87 $25.66 NatGas Gasoline Coal

Today's Energy Pathways Page 9 Crude Petroleum refining Methanol- to-Gasoline Methanol Current Situation Gasification Alternatives Methanol as a gasoline substitute Industrial use methanol MTG technology Coal U-GAS(r) Biomass Limits production of regulated emissions (SOx, NOx and particulates) Creates a capturable CO2 stream Syngas (CO, Hydrogen) Gasifier China U.S. U.S. $21.55/mmbtu1 1 Assuming $125/bbl and 5.8mmbtu per barrel 2 Assuming PRB (8800) coal $0.87/mmbtu2 Gasoline Global

Our Strategy: Build, Own and Operate U-GAS(r) Facilities Well-Capitalized Strategic Partners Leverage Unique "China" Capabilities Develop Expandable Plant Sites Close Proximity to Fuel Source Page 10

Our Focus: The U.S. and China Coal reserves (tonnes) Oil reserves (Bbl) Page 11 Statistics source: U.S. Department of Energy (2006) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1 2000 400 Net oil imports: 12.4 mmbpd 30bn Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1 1000 200 Net oil imports: 3.6 mmbpd 115bn 16bn 246bn Strong long-term demand for domestically produced energy and chemical feedstocks Shortage of domestic oil & gas energy resources Political and regulatory commitment to clean coal technologies "China" advantage - faster and less costly project development

Carbon Management is a Part of SES's Long-Term Strategy Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 1300 Oil 100 1,300 7 Canada USA Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 3900 Oil 1000 3,900 246 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 310 Oil 50 Central & South America 310 20 Europe 390 130 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 390 Oil 130 Africa 430 50 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 430 Oil 80 Russia 2,100 157 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 2100 Oil 500 China 390 115 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 390 Oil 130 Asia Pacific (exc. China) 732 104 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 732 Oil 104 Australia 700 79 Coal Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Coal 700 Oil 104 Carbon dioxide storage capacity (bn tonnes) Proved coal reserves (bn tonnes) Source: Global Energy Technology Strategy Program (GTSP) Page 12 SES's plants are designed to accommodate a carbon management solution

Sales for Enhanced Oil Recovery Sequestration Well understood technology Legal framework still under development Carbon Management is a Priority at SES Carbon capture is already a part of our process Captured Pure Co2 Stream Either/Or

Page 14 Hai Hua Joint Venture HAI HUA PROJECT HAI HUA PROJECT Location Zaozhuang City, China Capacity 300 tonnes/day of coal (25 MW equivalent) Product Syngas Design Output 28,000 scm/hr Build Cost $36 million Financing Source Industrial and Commercial Bank of China (ICBC) Term Loan $12 million Groundbreaking Q4 2006 Commissioning Q1 2008 Partner Shandong Hai Hua Coal & Chemical Company Ltd. Structure 95% SES / 5% Hai Hua Joint Venture

Page 15 Construction Complete Hai Hua: One-Year Construction Cycle Oct '06 Feb '07 May '07 Oct '07 Feb '08 Government Approvals Received Major Equipment Installed First Syngas Sales Civil Engineering Complete Dec '06 Ground- Breaking Ceremony

Page 16 Golden Concord Joint Venture GOLDEN CONCORD PROJECT GOLDEN CONCORD PROJECT Location Inner Mongolia, China Capacity 1,200 tonnes/day of coal (100 MW equivalent) Product Methanol/DME Design Output 225,000 tons/year of methanol (45mm gallons/year gasoline equivalent) Expected Cost $110 - $130 million Financing Approx. 50% debt Under negotiation Groundbreaking Q2 2007 Expected Commissioning Q1 2010 Partner Golden Concord Holdings Ltd. Structure 51% SES / 49% Golden Concord Holdings Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

Yima Joint Venture YIMA PROJECT - PHASE I YIMA PROJECT - PHASE I Location Henan Province, China Capacity 2,000 tonnes/day of coal (200 MW equivalent) Product Methanol/DME Design Output 500,000 tons/year of methanol (100mm gallons/year gasoline equivalent) Expected Cost $250 - $350 million Financing Partner provided Expected Groundbreaking Q3 2008 Expected Commissioning Q4 2010 Partner YIMA Coal Industry Group Co. Ltd. Structure 49% SES /51% Yima Page 17 Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

CONSOL Joint Venture

CONSOL PROJECT

Location	West Virgina, U.S.
Capacity	2,000 tonnes/day of coal (200 MW equivalent)
Product	Methanol and Gasoline*
Design Output	720,000 metric tons/year of methanol (~100mm gallons/year 87 octane gasoline)
Expected Cost	Approx. $800 million
Financing	Under Negotiation
Expected Groundbreaking	Q3 2009
Expected Commissioning	Q1 2011
Partner	CONSOL Energy Inc.
Structure	50% SES /50% CONSOL



*SES and CONSOL Energy are currently negotiating with ExxonMobil Research and Engineering to license their proprietary methanol-to-gasoline technology

Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

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Page 19 Financial Summary NASDAQ: SYMX NASDAQ: SYMX Date of Listing November 1, 2007 Shares Outstanding (Fully Diluted) Approximately 48 million shares 52-Week Range $4.84 - $15.92 Average Daily Volume (3-month) 275,700 shares Equity Offerings Equity Offerings June 2008 November 2007 $100 million at $9.25 per share $54 million at $9.00 per share July 2006 $16 million at $5.25 per share May 2005 $5 million at $2.50 per share

Merriman Curhan Ford 5th Annual Investor Summit David A. Eichinger Chief Financial Officer September 16, 2008 Cleanly Unlocking the Value of Coal